UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A
(RULE 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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HYPERDYNAMICS CORPORATION
(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HYPERDYNAMICS CORPORATION
ONE SUGAR CREEK CENTER BOULEVARD, SUITE 125
SUGAR LAND, TX 77478
voice: (713) 353-9400        fax: (713) 353-9421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, FEBRUARY 20, 2008

The Annual Meeting of Stockholders (the "Annual Meeting") of Hyperdynamics
Corporation (the "Company") will be held at Sugar Creek Country Club, 420 Sugar Creek Blvd., Sugar Land, TX 77478 on Wednesday, February 20, 2008 at 10:00 A.M. (CST), for the following purposes:

(1)	To elect six (6) directors.

(2)	To approve the amendment to extend the termination date of the Stock and Stock Option Plan

(3)	To approve the amendment to increase the number of shares issuable under the Stock and Stock Option Plan

(4)	To approve the new 2008 Restricted Stock Award Plan

(5)	To act upon such other business as may properly come before the Annual Meeting.

Only holders of Common Stock and Series B Preferred Stock of record at the close of business on January 2, 2008 will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy to us promptly.  Your cooperation in signing and returning the Proxy will help avoid further solicitation expense.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on February 20, 2008.

Copies of our Notice of Annual Meeting, our Proxy Statement and our Annual Report to Security Holders are available at   www.hyperdynamics/proxy.htm

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Kent Watts
Chairman of the Board and President

January 14, 2008
Sugar Land, Texas

HYPERDYNAMICS CORPORATION
ONE SUGAR CREEK CENTER BOULEVARD, SUITE 125
SUGAR LAND, TX 77478
voice: (713) 353-9400         fax: (713) 353-9421

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, FEBRUARY 20, 2008

This Proxy Statement (the "Proxy Statement") is being furnished to Stockholders (the "Stockholders") in connection with the solicitation of Proxies by the Board of Directors of Hyperdynamics Corporation, a Delaware corporation (the "Company"), for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company at Sugar Creek Country Club, 420 Sugar Creek Blvd., Sugar Land, TX 77478 on Wednesday, February 20, 2008 at 10:00 A.M. (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").  This Proxy Statement and the accompanying form of Proxy (the "Proxy") are first being mailed to Stockholders on or about January 22, 2008.  The cost of solicitation of Proxies is being borne by the Company.

Our Board of Directors has fixed the close of business on January 2, 2008 as the Record Date ("Record Date") for the determination of Stockholders entitled to Notice of and to vote at the Annual Meeting and any adjournment thereof.  As of the Record Date, there were 55,610,025 shares of the Company's Common Stock, par value of $0.001 per share (the "Common Stock"), issued and outstanding.  As of the Record Date, there were 2,487 shares of the Company's Series B Preferred Stock, par value of $0.001 per share issued and outstanding.

The presence, in person or by Proxy, of a majority of the outstanding shares of Common Stock and the presence, in person or by Proxy, of a majority of the outstanding shares of the Series B Preferred Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting.  Each share of Series B Preferred Stock is entitled to 7,408 votes on all issues requiring a Stockholder vote at the Annual Meeting.

Common Stockholders and Series B Preferred Stockholders will vote on Proposals 1, 2, 3 and 4.   Each share of Common Stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting.  Each share of Series B Preferred Stock is entitled to 7,408 votes on all issues requiring a Stockholder vote at the Annual Meeting.  Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by Proxy in order to be elected.  Stockholders may not cumulate their votes for the election of Directors.  The affirmative vote of a majority of the shares of Common Stock and a majority of the shares of Series B Preferred Stock present or represented by Proxy and entitled to vote at the Annual Meeting is required for the approval of Proposals Number 2, 3 and 4.

All shares represented by properly executed Proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies.  IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (2) FOR THE AMENDMENT TO EXTEND THE TERMINATION DATE OF THE STOCK AND STOCK OPTION PLAN, (3) FOR THE AMENDMENT TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE STOCK AND STOCK OPTION PLAN, AND (4) FOR THE APPROVAL OF THE NEW 2008 RESTRICTED STOCK AWARD PLAN.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a later-dated proxy, (b) by written notice of revocation to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

The shareholder list as of the Record Date will be available for examination by any stockholder at our corporate office, One Sugar Creek Center Boulevard, Suite 125, Sugar Land, TX 77478, beginning February 8, 2008, which is at least ten business days prior to the Meeting Date and the shareholder list will be available at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on February 20, 2008.

Copies of our Notice of Annual Meeting, our Proxy Statement and our Annual Report to Security Holders are available www.hyperdynamics/proxy.htm

_________________________________________________

(1)          TO ELECT SIX (6) DIRECTORS FOR THE ENSUING YEAR
_________________________________________________

NOMINEES FOR DIRECTOR

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as Proxies (the "Proxies") and will vote the shares represented by valid Proxies at the Annual Meeting of Stockholders and adjournments thereof.  They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below.  All the nominees are presently members of the Board of Directors.  Each duly elected Director will hold office until his successor shall have been elected and qualified.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by Proxy and entitled to vote in order to be elected.  Stockholders may not cumulate their votes for the election of Directors.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below:

Kent Watts
Harry James Briers
Harold A. Poling
Albert F. Young
L. Gene Stohler
Charles Andrews

EXECUTIVE OFFICERS AND DIRECTORS AND NOMINEE FOR DIRECTOR

The following table sets forth the names and positions of each of the executive officers and directors of the Company.

Name	Position	Age

Kent Watts	Director, Chairman, Chief Executive Officer and President	49

Harry J. Briers	Director and Executive Vice President	45

Harold A. Poling	Director	82

Albert F. Young	Director	70

Steven Plumb	Principal Accounting Officer and Chief Financial Officer	48

L. Gene Stohler	Director	79

Charles H. Andrews	Director	76

Our Directors are elected annually and hold office until the next annual meeting of our Stockholders or until their successors are elected and qualified.  Officers are elected annually and serve at the discretion of the Board of Directors.  There is no family relationship between any of our directors, director nominees and executive officers.  Board vacancies are filled by a majority vote of the Board.

Mr. Watts and Mr. Briers are Directors and Executive Officers of the Company.  Mr. Young, Mr. Stohler, Mr. Poling and Mr. Andrews are Independent Directors.  Steven Plumb is our Principal Accounting Officer and Chief Financial Officer.

Kent Watts, Chairman and Chief Executive Officer

Kent Watts, age 49, became Chairman of the Board of Directors and was named our President and Chief Executive Officer (CEO) on June 4, 1997. Mr. Watts has been a certified public accountant in Texas since 1985 and a licensed real estate broker since 1979. He received a Bachelor of Business Administration Degree from the University of Houston in 1983. Mr. Watts founded MicroData Systems, Inc., our former subsidiary, in 1988 and was MicroData's CEO until he became President and Chief Executive Officer of Hyperdynamics Corporation. In 2005 he traveled to Guinea and established Hyperdynamics' foreign subsidiary and laid the groundwork for a new 2006 production sharing contract.  As our CEO and Chairman of the Board, he remains primarily responsible for managing our strategic direction and focus on the vertical oil and gas industry. Mr. Watts is the founder  of American Friends of Guinea, established in March of 2005 as a non-profit with a 501(c) 3 designation for the purpose of making donations for medical relief agendas in the Republic of Guinea.

Mr. Watts holds no other public company directorships.

Harry James Briers, Executive Vice President and Director

Harry James Briers, age 45, has been a Director since March 2, 2000. He began as our Director of Integrated Information Systems when he joined us in May 1998. He was elected as Vice President of Operations for Hyperdynamics Corporation in 1999. He became our Executive Vice President in October 2002. From 1988 until May 1998, Mr. Briers owned and operated Perfect Solutions, a software consulting firm in Houston, Texas. He has extensive experience in the sale and implementation of mission critical software applications. Prior work experience included consulting for Ernst & Young in its Entrepreneurial Services Group. Mr. Briers has a B.S. in Accounting and an MBA from the University of Houston-Clear Lake. As Executive Vice President, he is responsible for managing the daily operations of the organization.

Mr. Briers holds no other directorships.

Harold A. Poling, Director

Harold “Red” Poling, age 82, is retired Chairman and Chief Executive Officer of Ford Motor Co. and has served as a member of the Board of Directors of Hyperdynamics since June 2004.  Mr. Poling is a Director and Chairman of the Board of Eclipse Aviation Corp., a private jet aircraft manufacturer. He is a past director of Shell Oil Company, ArvinMeritor, Kellogg and Flint Ink Corp.  Mr. Poling is a member of the Board of Directors and a Trustee of William Beaumont Hospital.  He is a member of the Board of Trustees of Spring Arbor University and a director of the Monmouth (IL) College Senate.

Mr. Poling holds no other public company directorships.

Albert F. Young, Director

Albert F. Young, age 70, is a marketing consultant and has served as a member of the Board of Directors of Hyperdynamics since October 2004.  Mr. Young owns and operates Al Young Sales and Consulting.  He retired in 2003 from Venture Industries, an automotive plastics manufacturer where he had spent 14 years.  During his tenure at Venture, Mr. Young was responsible for building his division’s sales to approximately $500 million annually and was instrumental in orchestrating several major acquisitions and joint ventures for the company.  Currently, he continues to consult with Venture and is the Executive Assistant to its Chairman.

Mr. Young holds no other public company directorships.

L. Gene Stohler, Director

L. Gene Stohler, age 79, is an executive serving the automotive industry and has been a member of the Board of Directors of Hyperdynamics since 2006.  Mr. Stohler recently resigned from Bankers Integration Group, a technology and software development company, where he had served as Vice President, Business Development.  He also serves on the advisory board of Schultze Asset Management, LLC.  Mr. Stohler retired in 2003 from Masco Corporation, where he was Vice President, Marketing and Planning, in the Automotive Group.  He also has held senior positions in automotive equipment and parts sales and marketing for Rockwell International and ITT Automotive.  Early in his career, Mr. Stohler provided marketing, sales and manufacturing support for the inventor of the cruise control system.  He is a past board member of the Automotive Hall of Fame, Oakland University and Breed Technologies, a supplier of safety equipment to the automotive industry.

Mr. Stohler holds no other public company directorships.

Charles H. Andrews, Director

Charles H. Andrews, age 76, joined the Hyperdynamics Board of Directors in December 2007.  Mr. Andrews is a Geoscientist with over forty years experience in the oil and gas exploration and geophysical services industries.

From 1987 through the present, Mr. Andrews has been the CEO of Andrews Geoscience, Inc., doing acquisition and processing quality control and interpretation, where he became experienced in 3-D seismic acquisition design and processing.  Mr. Andrews is the principal owner of Andrews Geoscience, Inc.

From 1997 through 2002, he joined Seismic Ventures, Inc. as Chief Geophysicist.  As Chief Geophysicist and later Geophysical Advisor/Corporate Development, he evaluated seismic processing programs, performed design for seismic acquisition surveys, and evaluated business opportunities involving data purchases, vendor outsourcing, and use of 4D (Time lapse) seismic data.

From 2002 through the present, Mr. Andrews has been with Seismic Wavelet Imaging, Inc. where he is currently a V.P.   Seismic Wavelet Imaging, Inc. provides seismic processing to enhance the resolution of seismic data.

From 2007 though the present, he has been with Precision Wells, Inc. where he is V.P. of Geophysics.

Mr. Andrews holds no other public company directorships.

Steven Plumb, Principal Accounting Officer and Chief Financial Officer

Steven Plumb, age 48, has been our CFO and Principal Accounting Officer since November 2005. He is a CPA licensed to practice in Texas. Mr. Plumb is a financial manager and senior executive experienced in operations, finance and marketing. He has Big 4 CPA experience, a background in IT, biotech, Fortune 500 firms, medical and utility companies, distribution, real estate, construction, governmental entities, and non-profit organizations. During 1981-1982, Mr. Plumb was a staff accountant at PriceWaterhouseCoopers. During 1982-1984, Mr. Plumb was a staff accountant at Kalman Phillips & Leon, P.C. During 1984-1987, Mr. Plumb was a supervising senior accountant at KPMG. During 1987-1990, Mr. Plumb was the controller of Memorial Hermann Rehabilitation Hospital. During 1990-1992, Mr. Plumb was the CFO of DePelchin Children's Center. During 1992-present, Mr. Plumb was the President of Steven M. Plumb, P.C. During 1997-2001, Mr. Plumb was the President of Orchard Consulting Group, Inc. During 2002-2004, Mr. Plumb was the CFO of ADVENTRX Pharmaceuticals, Inc. During 2003-present, Mr. Plumb was the President of Clear Financial Solutions, Inc.

Mr. Plumb is a member of: American Institute of Certified Public Accountants; Texas Society of Certified Public Accountants; Houston Chapter of Texas Society of Certified Public Accountants; Houston Technology Center; and Association for Corporate Growth. Mr. Plumb is active in BioHouston and the Rice Alliance. Mr. Plumb has a Bachelor of Business Administration degree from the University of Texas at Austin, Austin, Texas, 1981.

There is no family relationship between Mr. Plumb and any of our officers or directors. We have a one year contract with Clear Financial Solutions, Inc., a company owned by Mr. Plumb, which has agreed to provide us with a so called “contract” CFO, namely Mr. Plumb. We pay a fee directly to Clear Financial Solutions, Inc. in the amount of $5,458 per month for Mr. Plumb's services as our CFO and some additional services provided to us by Clear Financial Solutions, Inc.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

We have an Audit Committee. The Audit Committee was created during October 2004. Mr. Poling, Mr. Stohler and Mr. Young are the members of the Audit Committee. All committee members are independent. Mr. Poling is the financial expert based on his work as Chairman and CEO of Ford Motor Co. The Audit Committee has a written charter, which was included in our proxy statement filed on December 28, 2004. During the year ended June 30, 2007, the Audit Committee met four times and took action by Unanimous Consent three times.

We have a compensation committee that started its work during fiscal 2006. Mr. Young, Mr. Poling, and Mr. Stohler are members of the Compensation Committee. All committee members are independent. The Compensation Committee has a written charter, which was included in our proxy statement filed on February 6, 2007.  During the year ended June 30, 2007, the Compensation Committee met four times and took action by Unanimous Consent four times.

We have a Nomination Committee that started its work during fiscal 2007.  The Nomination Committee made decisions concerning the nominees for Director for fiscal 2007.  Mr. Young, Mr. Stohler, and Mr. Poling are members of the Nomination Committee.  All nomination committee members are independent.  During the year ended June 30, 2007, the Nomination Committee took action by Unanimous Consent one time.

The Committee does not have a charter.  The Committee has not adopted a policy with regard to the consideration of director candidates recommended by security holders.  The Committee has not adopted formal policies with regard to the process to be used for identifying nominees for Director.  However, it is currently in the process of developing policies and procedures for identifying and evaluating nominees for Director. At this time, the consideration of candidates is at the Committee’s discretion.  We believe this is adequate based on our size and each current Board member's qualifications.

The Board has not adopted formal policies with regard to shareholder communications with individual Board members. However, we are currently in the process of developing these policies and procedures.

The Board of Directors held meetings on eight occasions during the fiscal year ended June 30, 2007. The Board of Directors also took action by written consent on 24 occasions during the fiscal year ended June 30, 2007, in which all current Directors took part.

We encourage Board members to attend the annual meeting of shareholders.   All of our then incumbent directors attended last year’s annual meeting.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is made up of three independent, non-employee directors, Messrs. Young, Poling, and Stohler. No interlocking relationship exists between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing  Standards, AU § 380), as may be modified or supplemented.  The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.  Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

Members of the Audit Committee:

Harold A. Poling
L. Gene Stohler
Al Young

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We have reviewed the Forms 3, 4 and 5 submitted to us relating to fiscal 2007. We have found that Harry Briers, Harold Poling, Albert F. Young, L. Gene Stohler, Steven Plumb, DJX Ltd, TW Trust, Tyler Watts, Angela Watts, TWJ Navigation, Inc. and Kent Watts have filed all required Forms 3, 4 and 5 during fiscal 2007.

 The following table summarizes the results of our review:

Name	Form Type	Number of forms filed late	Number of transactions reported late

Kent Watts	4	1	1
Harold Poling	4	2	3
Albert F. Young	4	1	2
L. Gene Stohler	4	2	3
Steven Plumb	4	1	1

EXECUTIVE COMPENSATION

Compensation Committee Report:

The Compensation Committee (“Compensation Committee”), consisting of Mr. L. Gene Stohler, Mr. Harold Poling, and Mr. Albert Young, is responsible for establishing and administering the executive compensation programs of the Company. The Compensation Committee of Hyperdynamics has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

L. Gene Stohler
Harold Poling
Al Young

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives and Elements

The objectives of the Compensation Committee of the Board of Directors in determining executive compensation are to (1) attract and retain key individuals who are important to the continued success of Hyperdynamics, and (2) provide strong financial incentives, at reasonable cost to the shareholders, for senior management to enhance the value of the shareholders’ investment.

The elements of compensation that the Committee uses to accomplish these objectives include base salaries, stock and stock options, and employment and change in control agreements. Base salaries are targeted to attract and retain key executives.

The company’s compensation plans are designed generally to ensure full tax deductibility of compensation paid under the plans. This includes compliance with Section 162(m) of the Internal Revenue Code, which limits the company’s tax deduction for an executive’s compensation to $1 million unless certain conditions are met. For fiscal year 2007 the full amount of all compensation provided to all executives was tax deductible to the company.

Administration of Executive Compensation

The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluates the CEO’s performance and sets his compensation. The Committee also reviews the CEO’s recommendations for and sets the salaries of other key officers.

The CEO attends Committee meetings and makes recommendations to the Committee concerning the base salaries of all subordinate officers. Neither the CEO nor any other company officer or employee attends periodic executive sessions of the Committee.

The Compensation Committee took action on matters affecting fiscal year 2007 executive compensation on the following dates:

Date	Committee Action

August 10, 2006	Approved Executive Employment Agreement and Severance Agreement for Kent P. Watts

October 7, 2006	Approved Executive Employment Agreement and Severance Agreement for Harry Briers

December 14, 2006	Confirmed Approval of Executive Employment Agreement and Severance Agreement for Harry Briers

Base Salaries

The Compensation Committee sets base salaries for officers with individual salaries based on level of responsibility and individual performance. The Committee reviewed these salaries in August and October of 2006.

Stock Incentives

The company’s Stock and Stock Option Plan authorizes the Compensation Committee to grant stock options, restricted stock, and S-8 registered stock to officers and other key employees. The Committee implements this authority by awarding stock options designed to tie the interests of all senior executives to the long-term consolidated financial results of the company.

Summary Compensation Table

The following tables show salaries, bonuses, incentive awards, retirement benefits and other compensation relating to fiscal year 2007 for the Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executives.

							Change in
							Pension Value
Name &						Non-Equity	& Nonqualified
Principal				Stock	Option	Incentive Plan	Deferred Compensations	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
(a)	(b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)	($) (i)	($) (j)
Kent Watts Chairman, Pres. & CEO (1)	2007	$251,939	-	-	$236,355			$17,814	$506,108
Kent Watts Chairman, Pres. & CEO (2) (5)	2006	102,600	-	$16,000	-			15,470	134,070
Kent Watts Chairman, Pres., CEO, & CFO (2) (3) (5)	2005	93,200	-	9,746	-			20,022	122,967
Harry Briers Exec. Vice Pres. (4)	2007	188,173	-	-	109,677				297,850
Harry Briers Exec. Vice Pres. (4) (5)	2006	98,654	-	16,000	-				114,654
Harry Briers Exec. Vice Pres. (4) (5)	2005	89,619	-	9,746	-				99,365
Steven Plumb CFO	2007	78,647	-	-	-				78,647
Steven Plumb CFO	2006	59,256	-	-	142,523				201,779

Columns  (d), (g),and (h): No named executive received such compensation for fiscal year 2007.

Columns (e) and (f): Effective January 1, 2006, the company adopted Statement of Financial Accounting Standards No. 123R, Share-Based Payment  (FAS No. 123R), which requires the company to recognize compensation expense for stock options and other stock-related awards granted to employees and directors based on the estimated fair value of the equity awards at the time of grant. The assumptions used to determine the valuation of the awards are discussed in note 13 to the consolidated financial statements. The amounts shown in these columns are the dollar amounts recognized by the company for financial statement reporting purposes with respect to fiscal years 2005, 2006, and 2007 for each named executive in accordance with FAS 123R. Such amounts do not correspond to the actual value that will be recognized by the named executives.

Column (i): Payments made on a company leased vehicle for the executive.

(1) On August 10, 2006, our Compensation Committee approved a new Chief Executive Employment Agreement for Kent Watts.  The contract provides for a base salary of $250,000 annually with a performance based incentive salary based on 1% of adjusted net income.

(2) On July 21, 1999, our Board of Directors unanimously agreed to the terms of an “Executive Employment Agreement” for Kent Watts. The Agreement was duly executed on July 21, 1999 which establishes Mr. Watts as our President, Chief Executive Officer (CEO). The contract provides for a base salary of $100,000 annually with a performance based incentive salary based on 5% of adjusted net income, up to an additional $100,000 in salary. Therefore, maximum salary under the Agreement is $200,000 annually. This Agreement has been renewed on a year-by-year basis under the same terms.

(3) For the year ended June 30, 2005, Kent Watts was the Chief Financial Officer.

(4) On October 7, 2006, our Compensation Committee approved a new Executive Vice President Employment Agreement for Harry Briers.  The contract provides for a base salary of $190,000 annually.

(5) For the year ended June 30, 2005, Mr. Briers and Mr. Watts each received 4,051 shares of common stock as $9,746 compensation for service on the Board of Directors. For the year ended June 30, 2006, Mr. Briers and Mr. Watts each received 8,244 shares of common stock as $16,000 compensation for Board of Directors service.

(6) We have a contract with Clear Financial Solutions, Inc., a company owned by Mr. Plumb, which has agreed to provide us with a so called “contract” CFO, namely Mr. Plumb. We will pay a fee directly to Clear Financial Solutions, Inc. in the estimated amount of approximately $3,300 to $5,500 per month for Mr. Plumb's services as our CFO and some additional services provided to us by Clear Financial Solutions, Inc.  The amounts reflected in the summary compensation table are actual billed amounts from Clear Financials Solutions, Inc.

Bonuses and Stock Awards

The following tables show cash and stock awards made to the named executives in fiscal year 2007, their outstanding equity awards at the end of fiscal year 2007, and the gains attributable to stock options they exercised during fiscal year 2007.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2007

							Under Non-Equity Incentive Plan Awards

							All Other Option Awards:	Exercise or	Grant Date
	Action	Grant					Number of Securities	Base Price of	Fair Value of
Name	Date	Date		Threshold	Target	Maximum	Underlying Options	Option Awards	Stock & Options
(a)	(b)	(b)		($) (c)	($) (d)	($) (e)	(#)(f)	($/Share) (g)	Awards ($) (h)
Kent P. Watts	08/10/06	8/14/0	(1)				40,000	2.20	64,775
Kent P. Watts	08/10/06	10/02/06					40,000	2.74	76,411
Kent P. Watts	08/10/06	1/03/07					40,000	2.23	62,189
Kent P. Watts	08/10/06	4/03/07	(2)				40,000	2.00	32,980

Harry Briers	10/07/06	10/09/06	(1)				25,000	2.88	50,197
Harry Briers	10/07/06	01/03/07					25,000	2.23	38,868
Harry Briers	10/07/06	04/03/07	(2)				25,000	2.00	20,612

Steven Plumb	NONE

Column (b): For option awards, the Action Date is the day the Compensation Committee approved the executives’ contracts. The contracts specify that the options will be granted on the first business day of each quarter, except as noted:
(1)	The grant date is the date the Board of Directors took action to grant the first installment of options after the contracts were signed.
(2)
The contracts stipulate that if the award of the options would trigger a repricing of Cornell Capital’s convertible debentures or warrants, the grant will be deferred to a later date.  In April 2007, we deferred the grant of options by one day in order to comply with the covenants in the Cornell agreements.

Columns (f) thru (h): Each named executive received stock options in accordance with his employment contract’s provisions.  The exercise price is the greater of $2.00 per share or the closing bid price on the date of grant.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

	No. of Securities	No. of Securities
	Underlying	Underlying			No. of Shares	Market Value of
	Unexercised	Unexercised			or Units of	Shares or Units
	Options	Options	Option	Option	Stock That	of Stock That
Name	Exercisable	Unexercisable	Exercise Price	Expiration Date	Have Not Vested	Have Not Vested
(a)	(#)(b)	(#)(c)	($/Share) (d)	(e)	(#)(f)	($) (g)
Kent P Watts	400,000		0.23	07/26/07
Kent P Watts	40,000		2.20	08/14/09
Kent P Watts	40,000		2.74	10/02/09
Kent P Watts	40,000		2.23	01/03/10
Kent P Watts	40,000		2.00	04/03/10
Harry Briers	400,000		0.23	07/26/07
Harry Briers	25,000		2.88	10/09/09
Harry Briers	25,000		2.23	01/03/10
Harry Briers	25,000		2.00	04/03/10
Steven Plumb	NONE

Column (b): Options that expire in 2007 vested on July 26, 2004 and were originally granted on July 26, 2001; all other options were granted three years prior to the expiration date and vested immediately.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2007

	No. of		No. of	Value
	Shares	Value	Shares	Realized
	Acquired	Realized	Acquired	on Vesting
Name	on Exercise	on Exercise	on Vesting	($)
(a)	(#)	($)	(#)

Kent P Watts	None
Harry Briers	None
Steven Plumb	59,211	133,225

During June 2007, Mr. Plumb effected a cashless exercise of options to purchase 100,000 shares with exercise price of $1.55 when stock price was $3.80.  Net issuance was 59,211 shares of common stock.

Director Compensation.

During the year ended June 30, 2007, compensation for independent directors was $8,000 per quarter, ordinarily payable with Hyperdynamics common stock.

Effective fourth quarter 2006, independent directors who serve on the audit committee receive quarterly additional compensation of $5,000 and options to purchase 7,500 shares of common stock at a price per share determined based on the market price of our common stock on the first day of the quarter.

Effective fourth quarter 2006, independent directors who serve on the compensation committee receive quarterly additional compensation of $2,500 and options to purchase 5,000 shares of common stock at a price per share determined based on the market price of our common stock on the first day of the quarter.

Effective fourth quarter 2006, independent directors who serve on the nomination committee receive quarterly additional compensation of $2,500 and options to purchase 2,500 shares of common stock at a price per share determined based on the market price of our common stock on the first day of the quarter.

Our independent directors are Harold Poling, Al Young, and L. Gene Stohler.  Mr. Poling serves on the audit and compensation committees.  Mr. Stohler and Mr. Young serve on the audit, nomination, and compensation committees.  Accordingly, Mr. Young and Mr. Stohler receive $18,000 and options to purchase 15,000 shares of Hyperdynamics common stock each quarter and Mr. Poling receives $15,000 and options to purchase 10,000 shares of Hyperdynamics common stock each quarter.

DIRECTOR COMPENSATION

					Change in Pension
				Non-Equity	Value and	All
	Fees Earned or	Stock	Option	Incentive Plan	Nonqualified Deferred	Other
Name	Paid in Cash	Awards	Awards	Compensation	Compensation Earnings	Compensation	Total
(a)	($) (b)	($) (c)	($) (d)	(e)	(f)	($) (g)	($) (h)

Albert Young	20,968	51,032	73,994				145,994
L Gene Stohler	-	72,000	73,994				145,994
Harold A Poling	-	62,000	49,330				111,330

Column (b): Mr. Young opted to receive his fees for the quarter ended December 31, 2007 in cash.

Column (c): Stock awards to pay directors fees.  The assumptions used to determine the valuation of the awards are discussed in note 13 to the consolidated financial statements.

Column (d): Amounts are the expenses recorded in the company’s 2007 financial statements for stock options awarded for that year.  The assumptions used to determine the valuation of the awards are discussed in note 13 to the consolidated financial statements.   The notes to the beneficial ownership table in Item 12 provide detailed information about each director’s outstanding stock option awards.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

On August 14, 2006, we entered into a new employment agreement with our CEO and President, Kent Watts. The effective date of the employment agreement is deemed to be July 1, 2006. Pursuant to the employment agreement, Mr. Watts will devote his best efforts and his full business time and attention to the performance of the services customarily incident to such offices and position and to such other services of a senior executive nature as may be reasonably requested by our Board of Directors.

Term.  The initial term of employment ends on July 1, 2009, provided, however, that as of the expiration date of each of the initial Term of Employment and if applicable, any Renewal Period the term of employment will automatically be extended for a two (2) year periods unless either we or Mr. Watts provides 2 months' notice to the contrary.

Cash Compensation.  Mr. Watts' base salary is $250,000 per year. Mr. Watts is entitled to receive a bonus equal 1% our net income before interest, taxes and the bonus. If there is no net income, the bonus is zero.

Stock compensation.  Mr. Watts will receive 40,000 stock options per quarter during the term of the employment agreement beginning on the effective date for a total of 480,000 options. The shares underlying these options have been or will be registered shares. The options will expire 3 years after their issuance date. The exercise price of these options will be the greater of $2.00 or the closing price on the date of each quarterly option grant. In the event that we cannot issue the full amount of these quarterly options grants because we are or may become contractually bound to limit such option issuances, then number of options not granted for any one quarter pursuant to such a limitation will be carried forward and granted at a late date when we are not so restricted even if such future date is beyond the term of the employment agreement.

Mr. Watts is entitled to participate in any of our life, health and long-term disability insurance programs, pension and retirement programs, stock option and other incentive compensation programs, and other fringe benefit programs made available to senior executive employees, and such other fringe benefits as may be granted to him from time to time such as a corporate automobile lease and a membership in a country club. Mr. Watts can take a 4 week vacation each year with pay.

Mr. Watts will be added as an additional named insured under all liability insurance policies now in force or hereafter obtained covering any officer or director in his capacity as an officer or director. We will indemnify hold harmless Mr. Watts from any cost, expense or liability arising out of or relating to any acts or decisions made by him on behalf of or in the course of performing services for us.

Severance Agreement.  We have a separate Severance Agreement with Mr. Watts. In the event his employment is terminated (a) by us other than for Cause, Disability or Death or (b) by Mr. Watts for good reason, then Mr. Watts shall receive:

(i) His base salary during the period commencing on the effective date of such termination and ending 2 years later; and

(ii) Medical insurance premium reimbursement through age 66 for himself and his spouse, and his children through age 25.

On October 9, 2006, we entered into a new employment agreement with our Executive Vice President, Harry Briers. The effective date of the employment agreement is deemed to be July 1, 2006. Pursuant to the employment agreement, Mr. Briers will devote his best efforts and his full business time and attention to the performance of the services customarily incident to such offices and position and to such other services of a senior executive nature as may be reasonably requested by our Board of Directors which may include services for one or more of our subsidiaries or affiliates.

Compensation. We will pay Mr. Briers a base annual salary of $190,000.00. In addition to the base compensation he may receive performance bonus as determined by the Chief Executive Officer and the Board of Directors.

Long Term Incentive/Stock Options. We will grant to Mr. Briers 25,000 stock options every quarter during the term of this Agreement. These options shall have an exercise price of the greater of $2.oo per share or the closing last trade price on the date of each option grant. However, grants are limited in quantity to insure compliance with our financing agreement with Cornell Capital, and any options not granted to Mr. Briers to maintain compliance with the Cornell financing agreement will be carried forward and granted in future quarters to the extent such grants do not exceed the Cornell limitation.

Mr. Brier's Fringe Benefits During the Term of Employment:

(a)    Any life, health and long-term disability insurance programs, pension and retirement programs, stock option and other incentive compensation programs, and other fringe benefit programs made available to other senior executive employees, and other fringe benefits as may be granted to him from time to time by the Board of Directors including a corporate lease vehicle approved by the Chief Executive Officer.

(b)    Four weeks of vacation with pay on the same basis as other senior executive employees.

(c)    Reimburse for reasonable business expenses incurred in performing duties and promoting the our business.

(d)    Adding him as an additional named insured under all liability insurance policies now in force or hereafter obtained covering any officer or director of the Company in his or her capacity as an officer or director. We will indemnify him in his capacity as an officer or director and hold him harmless from any cost, expense or liability arising out of or relating to any acts or decisions made by him on behalf of or in the course of performing services to us.

Term; Termination of Employment. The term of employment commenced on the effective date and ends two years later; provided, however, that the term of employment will automatically be extended for a one year periods unless either we or Mr. Briers gives two notice to the contrary. Notwithstanding the above, the term of employment shall expire on the first to occur of the following:

(a) Termination by the Company. Notwithstanding anything to the contrary in this Agreement we may terminate Mr. Briers by giving him 60 days written notice of the effective date of termination. We may terminate his employment for cause, death or disability without prior notice.

(b) Termination by Executive. In the event that his employment with the Company is voluntarily terminated by Mr. Briers, we shall have no further obligation to him except as may be provided in the Separation and Severance Agreement.

(c) Salary, Benefits, and Severance Pay Upon Termination. In the event of termination of employment, Mr. Briers will receive all regular Base Salary due up to the date of termination, and any bonus.

Mr. Briers's stock options remain be subject to the terms of our stock option plan.

Confidential Information, Non-Solicitation and Non-Competition. Mr. Briers may not disclose our confidential information. In the event that he terminate his employment he will deliver to us any and all property owned by us.

Taxes. All payments to be made to Executive under this Agreement will be subject to any applicable withholding of federal, state and local income and employment taxes.

Severance Agreement. We have a separate Severance Agreement with Mr. Briers. In the event his employment is terminated by us other than for: cause, disability; death; or by Mr. Briers for good reason, then Mr. Briers shall receive his base salary during the period commencing on the effective date of such termination and ending one year later.

We have a one year contract (renewing in November 2008) with Clear Financial Solutions, Inc., a company owned by Mr. Plumb, which has agreed to provide us with a so called “contract” CFO, namely Mr. Plumb. We will pay a fee directly to Clear Financial Solutions, Inc. in the estimated amount of approximately $3,300 to $5,500 per month for Mr. Plumb's services as our CFO and some additional services provided to us by Clear Financial Solutions, Inc. The CFO contract renewed in November 2007 with fees increased to approximately $5,500 per month.

In August 2005, we hired Mr. Famourou Kourouma as our new Vice President of Guinea Affairs. We entered into a new employment agreement with Mr. Kourouma in December 2006.  The agreement term is two years.  He will receive a base salary of $84,000 per year and a subsidy of $2,500 per month while in Guinea.  He may also receive up options to purchase up to 600,000 shares of Hyperdynamics common stock based on the achievement of certain performance criteria.  We have determined that Mr. Kourouma is not an executive officer.

In August 2006, we hired Ms. Aissata Beavogui as our new Vice President and Chief Financial Officer for SCS Corporation.  The agreement term is two years.  Ms. Beavogui will receive a base salary of $54,000 per year and a subsidy of $2,500 per month while in Guinea.  She also will receive options to purchase up to 75,000 shares of Hyperdynamics’ common stock that vest between September 2007 and August 2008.  We have determined that Ms. Beavogui is not an executive officer.

PERFORMANCE GRAPH

The following graph compares the five year cumulative total return of our Common Stock to the cumulative total return on the Amex Oil Index and the Russell 2000 Stock Index.  Our Common Stock commenced trading on the American Stock Exchange on May 5, 2005.  Our Common Stock was previously traded on the OTCBB.  The graph assumes that a $100 investment (Index =100) was made in our Common Stock, the Amex Oil Index and the Russell 2000 Stock Index on June 30, 2002 and that all dividends were reinvested.  The stock performance for our Common Stock is historical and should not be construed as being indicative of future performance.

Performance Graph Index Data Points

Fiscal Year Ended June 30,

	2002	2003	2004	2005	2006	2007

Hyperdynamics Corporation	100	348	1,096	1,122	913	1,365
Amex Oil Index	100	86	116	162	210	257
Russell 2000 Index	100	97	128	138	157	180

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

RELATED STOCKHOLDER MATTERS

Equity Compensation Plan Information

The following table gives aggregate information under all equity compensation plans of Hyperdynamics as of June 30, 2007.

	Equity Compensation Plan Information

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,159,999	$3.96	4,453,311

Equity compensation plans not approved by security holders	942,000	0.27	-0-

Total	4,101,999	3.11	4,453,311

The Stock and Stock Option Plan of Hyperdynamics was adopted May 7, 1997 and amended on December 3, 2001 and on January 21, 2005.  The total number of shares currently issuable under the Stock and Stock Option Plan, as amended, is 10,000,000.   The Board of Directors voted to amend the Plan by extending the termination date of the Plan from May 7, 2007 to May 7, 2017.

As of June 30, 2006, we had 4,771,597 shares available to be issued or granted pursuant to the Plan. We issued 318,286 shares under the Plan this fiscal year, leaving us with 4,453,311 shares available to be issued  pursuant to the Plan as of June 30, 2007.

Under the Plan, options will vest over a five year or other negotiated period and will have a strike price set at the time of grant based on the then current market value of the stock.

Our President has the authority as given by the Board of Directors to negotiate stock option agreements with corporate consultants as well. We presently have warrants to purchase 942,000 shares of common stock which are currently outstanding and were issued pursuant to such agreements at a weighted average price of $0.27 per share.

The purpose of the Plan is to further our interest, and the interest of our subsidiaries and our stockholders by providing incentives in the form of stock or stock options to key employees, consultants and Directors who contribute materially to our success and profitability. We believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel as employees, independent consultants and attorneys. The issuance of stock and grants of options and warrants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. We pay wages, salaries, and consulting rates that we believe are competitive. We use the Plan and individual compensation arrangements to augment our compensation packages.

Security ownership of certain beneficial owners and management

The following table sets forth certain information at January 9, 2008, with respect to the beneficial ownership of shares of Common Stock by (1) each person known to us that owns beneficially more than 5% of the outstanding shares of Common Stock, (2) each of our Directors, (3) each of our Executive Officers, and (4) all of our Executive Officers, Directors as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class

Kent Watts
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	12,672,218	(1)	19.1%

Harry Briers
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	2,048,336	(2)	3.6%

Harold Poling
Fairlane Plaza North
290 Town Center Drive, Suite 322
Dearborn, Michigan 48126	667,248	(3)	1.2%

Albert F. Young
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	275,339	(4)	.5%

Steven Plumb
5300 N. Braeswood, #370
Houston, TX 77096-3317	139,211	(5)	.3%

L. Gene Stohler
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	238,424	(6)	.4%

Charles H. Andrews
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, TX 77478	0		0%

TW Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	9,662,585	(10)	14.6%

Michael Watts
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	6,029,626	(7)(9)	9.8%

KW Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	3,519,626	(11)	5.8%

CW Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	3,519,626	(12)	5.8%

KD Trust
One Sugar Creek Center Boulevard, Suite 125
Sugar Land, Texas 77478	3,519,626	(13)	5.8%

All Directors and Executive Officers as a group (7 persons)	16,040,776	(8)	25.0%

(1)
This amount includes: 2,733,707 shares of common stock; currently exercisable options or warrants to purchase 2,020,000 shares of common stock; and 7,918,511 shares deemed beneficially owned through TW Trust. TW Trust owns the shares indirectly through its ownership of TWJ Navigation, Inc. TWJ Navigation, Inc. owns 1,069 shares of Series B Preferred Stock which are convertible into 7,918,511 shares of common stock, warrants to purchase 1,740,000 shares of common stock, and 4,074 shares of common stock. The beneficiaries of TW Trust are Kent Watts's children. Kent Watts is the trustee of TW Trust.

(2)	This amount includes: 1,898,336 shares of common stock and currently exercisable options to purchase 150,000 shares of common stock.

(3)	This amount includes: 402,248 shares of common stock and currently exercisable options or warrants to purchase 265,000 shares of common stock.

(4)	This amount includes: 85,339 shares of common stock and currently exercisable options or warrants to purchase 190,000 shares of common stock.

(5)	Includes 59,211 shares of common stock and currently exercisable options to purchase 80,000 shares of common stock.

(6)	This amount includes: 63,424 shares of common stock and currently exercisable options to purchase 175,000 shares of common stock.

(7)
This amount includes: 6,296 shares of common stock, currently exercisable warrants to purchase 580,000 shares of common stock and 2,933,330 shares beneficially owned through KW Trust. KW Trust owns the shares indirectly though its ownership of KW Navigation, Inc. KW Navigation, Inc. owns 396 shares of Series B Preferred Stock, which are convertible into 2,933,330 shares of common stock, 6,296 shares of common stock, and warrants to purchase 580,000 shares of common stock. The beneficiary of KW Trust is Kelly Wheeler. Michael Watts is the trustee of KW Trust.

(8)	Includes: currently exercisable warrants to purchase 2,880,000 shares of common stock and 7,918,511 shares deemed beneficially owned through TW Trust.

(9)
Includes currently exercisable warrants to purchase 1,000,000 shares of common stock, 94.5 shares of Series B Convertible Preferred stock, which are convertible into 700,000 shares of common stock, and 810,000 shares of common stock in addition to securities beneficially owned through KW Trust (footnote (7)).

(10)
TW Trust beneficially owns 9,662,585 shares of common stock indirectly though its ownership of TWJ Navigation, Inc. TWJ Navigation, Inc. owns 1,069 shares of Series B Preferred Stock which are convertible into 7,918,511 shares of common stock, warrants to purchase 1,740,000 shares of common stock, and 4,074 shares of common stock. The beneficiaries of TW Trust are Kent Watts's children. Kent Watts is the trustee of TW Trust.

(11)
KW Trust beneficially owns 3,519,626 shares of common stock indirectly through KW Navigation, Inc. KW Navigation, Inc. owns 396 shares of Series B Preferred Stock, which are convertible into 2,933,330 shares of common stock, 6,296 shares of common stock, and warrants to purchase 580,000 shares of common stock. The beneficiary of KW Trust is Kelly Wheeler. Michael Watts is the trustee of KW Trust.

(12)
CW Trust beneficially owns 3,519,626 shares of common stock indirectly through CW Navigation, Inc. CW Navigation, Inc. owns 396 shares of Series B Preferred Stock, which are convertible into 2,933,330 shares of common stock, 6,296 shares of common stock, and warrants to purchase 580,000 shares of common stock. The beneficiary of CW Trust is Christopher Watts. Christopher Watts is the trustee of CW Trust.

(13)
KD Trust beneficially owns 3,519,626 shares of common stock indirectly through KD Navigation, Inc. KD Navigation, Inc. owns 396 shares of Series B Preferred Stock, which are convertible into 2,933,330 shares of common stock, 6,296 shares of common stock, and warrants to purchase 580,000 shares of common stock. The beneficiary of KD Trust is Kara Driver. Jeremy Driver is the trustee of KD Trust.

We are not aware of any arrangements that could result in a change of control.

Certain Relationships and Related Transactions, and Director Independence

In accordance with our policies and procedures, transactions with related parties are pre-approved by the audit committee, which is comprised entirely of independent directors.

Related party transactions include payments to the CEO's brother, Michael Watts, as follows: during the year ended June 30, 2007, Michael Watts, the CEO's brother, received payment of $13,000 cash to pay for offering costs on private subscription agreements and warrants exercised. Additional offering costs will also be paid on 3,471,000 warrants purchased by private investors should they be exercised in the future. If all of these warrants were exercised, Mr. Watts would receive approximately $867,750 to pay these additional costs.

Warrants to purchase 1,200,000 shares of common stock with an exercise price of $0.50 per share were issued to a company of which Michael Watts is president for public relations/investor relations services. The warrants vested quarterly from January 2004 through December 2005. All the warrants had been exercised as of June 30, 2007.

In March 2007, the audit committee pre-approved a consulting contract with Mike Watts under which Mr. Watts will provide Investor Relations, Public Relations, Financial Consulting and general advisory services.  In June 2007, the compensation committee and audit committee approved a warrant to purchase 1,500,000 shares of common stock at $4.00 per share as the compensation associated with this agreement.  The warrants expire in June 2014.

In April 2007, Mr. Jeremy Driver’s (son-in-law of Michael E. Watts, brother of the Chief Executive Officer), employment arrangement was amended to add health insurance benefits for his dependents and a bonus schedule based on barrels of oil produced per day.  The audit committee pre-approved the amendment.

In September 2006, Harry James Briers, Executive Vice President, requested and obtained pre-approval from the Audit Committee to give Christopher M. Watts, a related party of Mr. Kent Watts, our CEO, a bonus for work performed in Guinea and a raise in pay as the company's Investor Relations Coordinator. He received a bonus of $2,000 and a raise from $29,000 annually to $32,480 annually. The raise of $3,480 represents a 12% increase.

In October 2006, the Company hired Glen Driver as a manager in our Louisiana operations. Mr. Driver is the father of Jeremy Driver, a related party of Mr. Kent Watts, our CEO. The audit committee pre-approved the hiring in accordance with the Company's conflict of interest policy.

In 2007, an original trust for grandchildren of Earnest Watts (father of Kent Watts) was divided into five trusts for the same beneficiaries pursuant to the terms of the original trust. The original trust owned DJX LTD., which in turn held shares of Series B Preferred Stock. DJX LTD. transferred its Series B Preferred Stock to five new corporations which are owned by the five trusts.

In June 2007, four of the new corporations converted a total of 238 shares of Preferred Series B stock to 1,762,962 shares of Hyperdynamics common stock.  They then exchanged 1,740,000 shares of common stock for warrants to purchase 3,480,000 shares of common stock at $4 per share. The exchange of stock for warrants facilitated the settlement of Hyperdynamics’ lawsuit with Trendsetter Investors LLC.  In accordance with a price reset provision in the original warrants, the exercise price of the warrants was reduced from $4.00 per share to $2.40 per share on June 29, 2007.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have been no changes in or disagreements with accountants on accounting and financial disclosure.

Principal Accounting Fees and Services

Audit Fees

Malone & Bailey, PC billed us in the aggregate amount of $119,000 and $70,000 respectively for the years ended June 30, 2007 and 2006, for professional services related to: their audit of our annual financial statements included in our Form 10-Ks; their reviews of our unaudited quarterly financial statements included in our Form 10-Qs and registration statements; and their Sarbanes-Oxley 404 attest services for the year ended June 30, 2007.

Audit-Related Fees

Malone & Bailey, PC did not bill us for, nor perform professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the years ended June 30, 2007 and 2006.

Financial Information Systems Design And Implementation Fees

For the fiscal years ended June 30, 2007 and 2006, Malone & Bailey, PC did not bill us for, nor perform, any financial information systems design or implementation.  For the fiscal years ended June 30, 2006 and 2005, we were not billed for professional services from any other accounting firm for information systems design or implementation.

Tax Fees

Malone & Bailey, PC billed us in the aggregate amount of $ 0 and $0 for professional services rendered for tax related services for the years ended June 30, 2007 and 2006.

All Other Fees

Malone & Bailey, PC did not perform, and accordingly did not bill us for, professional services rendered for any other services for the years ended June 30, 2007 and 2006.

Auditor Independence

Our Board of Directors considers that the work done for us in the year ended June 30, 2007 by Malone & Bailey, PC is compatible with maintaining Malone & Bailey, PC's independence.

Auditor's Time On Task

All of the work expended by Malone & Bailey, PC on our June 30, 2007 audit was attributed to work performed by Malone & Bailey, PC's full-time, permanent employees.

_________________________________________________________

(2) TO APPROVE THE AMENDMENT TO EXTEND THE TERMINATION DATE OF THE STOCK
AND STOCK OPTION PLAN
_______________________________________________________

The Amendment to extend the Stock and Stock Option Plan provides for the extension of the termination date of the Stock and Stock Option Plan to May 7, 2017. This extension of the termination date and the increase in shares issuable to be voted on in Proposal 3 are the only proposed changes to the Stock and Stock Option Plan.  All  other terms of the Stock and Stock Option Plan remain unchanged. The extension of the termination date will become effective upon shareholder approval. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal 2. The proposed amended  Stock and Stock Option Plan is attached hereto as Exhibit "A." Pursuant to Section 16 of the Stock and Stock Option Plan, the Board of Directors adopted the Amendment for eligible employees and non-employee consultants of the Company and its subsidiaries.  The purpose of the extension of the termination date is to allow us to continue to reward directors, officers, employees and consultants for their good work.

Section 15 of the Stock and Stock Option Plan is proposed to be amended in its entirety as follows:

“15. Duration of Plan. Shares of common stock, or Options may be granted under this Plan only within 20 years from the effective date of this Plan.”

As of January 8, 2008, 4,423,628 shares were remaining in the Stock and Stock Option Plan that could be issued.  There are currently outstanding 3,954,999 shares underlying option and warrant grants that have been made under the Stock and Stock Option Plan; thus, there are 468,629 shares available to be granted.  The Stock and Stock Option Plan is for eligible employees, directors and consultants of Hyperdynamics and it is administered by the Compensation Committee.  Under the Stock and Stock Option Plan, options will vest over a five year or other negotiated period and will have a strike price set at the time of grant based on the then current market value of the stock.

Under existing employment or compensation arrangements, the following options are expected to be granted pursuant to the Stock and Stock Option Plan:

Options to purchase 240,000 shares at the greater of fair market value on the date of grant or $2.00 per share pursuant to the Chief Executive Officer’s employment contract.  The grants will be made on a quarterly basis over the next six quarters.

Options to purchase 100,000 shares at the greater of fair market value on the date of grant or $2.00 per share pursuant to the Executive Vice President’s employment contract.  The grants will be made on a quarterly basis over the next four quarters.

Options to purchase 330,000 shares at fair market value on the date of grant pursuant to an employment agreement with a non-executive officer.  The grants are scheduled to occur on a quarterly basis over the next eleven quarters.

Stock payment of directors fees to our Independent Directors.  The payments will be made using fair market value on the date of grant.  The current compensation package includes $8,000 per quarter for Board of Director service, $2,500 per quarter for Nomination Committee service, $2,500 per quarter for Compensation Committee service and $5,000 per quarter for Audit Committee service.

Options to purchase common stock at fair market value on the date of grant to pay quarterly committee fees for Independent Directors as follows: options to purchase 7,500 shares common stock for Audit Committee service, options to purchase 5,000 shares of common stock for Compensation Committee service and options to purchase 2,500 shares of common stock for Nomination Committee service.

As of January 8, 2008, the closing market price of Hyperdynamics common stock was $1.45 per share.

Federal Income Tax Consequences of Option Grants

We may grant incentive or non-qualified options under the Stock and Stock Option Plan.  For all options, there are no federal income tax consequences to either Hyperdynamics or the recipient upon the grant of the option.  For non-qualified options, the excess of the fair value on exercise date over the exercise price (“spread”) is taxable as income to the recipient and deductible to Hyperdynamics on the date of exercise.  For incentive stock options, the spread is not taxable to the recipient nor is it deductible for Hyperdynamics if statutory holding periods are met.

The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to extend the termination date of the Stock and Stock Option Plan.

_________________________________________________

(3) TO APPROVE THE AMENDMENT TO INCREASE THE NUMBER
OF SHARES ISSUABLE UNDER  THE STOCK
AND STOCK OPTION PLAN
________________________________________________

The Amendment to increase the number of shares that may be granted under the Stock and Stock Option Plan from 10,000,000 to 14,000,000 will allow us to continue to reward our directors, officers, employees and consultants for good work.  This increase in the number of shares from 10,000,000 to 14,000,000 and the extension of the termination date of the Stock and Stock Option Plan in Proposal 2 are the only proposed changes to the Stock and Stock Option Plan.  All other terms of the Stock and Stock Option Plan remain unchanged. The Amendment will become effective upon shareholder approval. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal 3. The proposed amended Stock and Stock Option Plan is attached hereto as Exhibit "A." Pursuant to Section 16 of the Stock and Stock Option Plan, the Board of Directors adopted the Amendment for eligible directors, employees and non-employee consultants of the Company and its subsidiaries.

Section 4 of the Stock and Stock Option Plan is proposed to be amended in its entirety as follows:

“4.
Shares and Shares Subject to Option. Subject to the provisions of Paragraph 12 of the Plan, the maximum aggregate number of Shares that may be issued or optioned and sold under the Plan shall be 14,000,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.”

As of January 8, 2008, 4,423,628 shares were remaining in the Stock and Stock Option Plan that could be issued.  There are currently outstanding 3,954,999 shares underlying option and warrant grants that have been made under the Stock and Stock Option Plan; thus, there are 468,629 shares available to be granted.  The Stock and Stock Option Plan is for eligible employees, directors and consultants of Hyperdynamics and it is administered by the Compensation Committee.  Under the Stock and Stock Option Plan, options will vest over a five year or other negotiated period and will have a strike price set at the time of grant based on the then current market value of the stock.

Under existing employment or compensation arrangements, the following options are expected to be granted using the Stock and Stock Option Plan:

Options to purchase 240,000 shares at the greater of fair market value on the date of grant or $2.00 per share pursuant to the Chief Executive Officer’s employment contract.  The grants will be made on a quarterly basis over the next six quarters.

Options to purchase 100,000 shares at the greater of fair market value on the date of grant or $2.00 per share pursuant to the Executive Vice President’s employment contract.  The grants will be made on a quarterly basis over the next four quarters.

Options to purchase 330,000 shares at fair market value on the date of grant pursuant to an employment agreement with a non-executive officer.  The grants are scheduled to occur on a quarterly basis over the next eleven quarters.

Stock payment of directors fees to our Independent Directors.  The payments will be made using fair market value on the date of grant.  The current compensation package includes $8,000 per quarter for Board of Director service, $2,500 per quarter for Nomination Committee service, $2,500 per quarter for Compensation Committee service and $5,000 per quarter for Audit Committee service.

Options to purchase common stock at fair market value on the date of grant to pay quarterly committee fees for Independent Directors as follows: options to purchase 7,500 shares common stock for Audit Committee service, options to purchase 5,000 shares of common stock for Compensation Committee service and options to purchase 2,500 shares of common stock for Nomination Committee service.

As of January 8, 2008, the closing market price of Hyperdynamics common stock was $1.45 per share.

Federal Income Tax Consequences of Option Grants

We may grant incentive or non-qualified options under the Stock and Stock Option Plan.  For all options, there are no federal income tax consequences to either Hyperdynamics or the recipient upon the grant of the option.  For non-qualified options, the excess of the fair value on exercise date over the exercise price (“spread”) is taxable as income to the recipient and deductible to Hyperdynamics on the date of exercise.  For incentive stock options, the spread is not taxable to the recipient nor is it deductible for Hyperdynamics if statutory holding periods are met.

The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to increase the number of shares issuable under the Stock and Stock Option Plan.

___________________________________________________

(4) TO APPROVE THE NEW 2008 RESTRICTED STOCK AWARD PLAN
____________________________________________________

The purpose of the  2008 Restricted Stock Award Plan is to provide a means whereby selected employees, directors, officers, agents, consultants, attorneys, vendors and advisors of HyperDynamics Corporation (the "Company"), or of any parent or subsidiary thereof, may be granted shares of common stock; or incentive stock options and/or nonqualified stock options; or warrants to purchase the Common Stock of the Company, and to provide a means to attract and retain the services or advice of such employees, directors, officers, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.   The number of shares issuable under the 2008 Restricted Stock Award Plan will be 3,000,000 shares.  The shares underlying the 2008 Restricted Stock Award Plan will not be registered with the Securities and Exchange Commission. The 2008 Restricted Stock Award Plan will become effective upon Shareholder Approval. The proposed 2008 Restricted Stock Award Plan is attached hereto as Exhibit "B."

There are no present allocations of issuances under the 2008 Restricted Stock Award Plan.

As of January 8, 2008, the closing market price of Hyperdynamics common stock was $1.45 per share.

Federal Income Tax Consequences of Option Grants

We may grant incentive or non-qualified options under the 2008 Restricted Stock Award Plan.  For all options, there are no federal income tax consequences to either Hyperdynamics or the recipient upon the grant of the option.  For non-qualified options, the excess of the fair value on exercise date over the exercise price (“spread”) is taxable as income to the recipient and deductible to Hyperdynamics on the date of exercise.  For incentive stock options, the spread is not taxable to the recipient nor is it deductible for Hyperdynamics if statutory holding periods are met.

The Board of Directors unanimously recommends a vote FOR the approval of the 2008 Restricted Stock Award Plan.

_________________________________________________________

(5) OTHER MATTERS
_________________________________________________________

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for Stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of Stockholders is September 30, 2008.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Kent Watts
Chairman of the Board and President

January  14, 2008
Sugar Land, Texas

HYPERDYNAMICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, FEBRUARY 20, 2008

The undersigned hereby appoints Kent Watts and Harry Briers, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Hyperdynamics Corporation held of record by the undersigned on January 2, 2008, at the Annual Meeting of Stockholders to be held at the Sugar Creek Country Club, 420 Sugar Creek Blvd., Sugar Land, TX 77478 on Wednesday, February 20, 2008 at 10:00 A.M. (CST), and at any adjournments thereof.  Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED: (1) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (2) FOR THE AMENDMENT TO EXTEND THE TERMINATION DATE OF THE STOCK AND STOCK OPTION PLAN, (3) FOR THE AMENDMENT TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE STOCK AND STOCK OPTION PLAN, AND (4) FOR THE APPROVAL OF THE NEW 2008 RESTRICTED STOCK AWARD PLAN.

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

	☐ FOR all nominees listed below except as marked to the contrary.		☐ WITHHOLD authority to vote for all nominees Below.

	Kent Watts	Harry James Briers	Harold A. Poling

	Albert F. Young	L. Gene Stohler	Charles Andrews

2.	PROPOSAL TO EXTEND THE TERMINATION DATE OF THE STOCK AND STOCK OPTION PLAN.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE STOCK AND STOCK OPTION PLAN.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	PROPOSAL TO APPROVE THE NEW 2008 RESTRICTED STOCK AWARD PLAN.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Number of Shares Owned	Signature
on January 2, 2008

(Typed or Printed Name)

Signature if held jointly

(Typed or Printed Name)

DATED:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY.

Exhibit “A”

HYPERDYNAMICS CORPORATION
STOCK AND STOCK OPTION PLAN

1.
Purpose. The purpose of the Stock Option Plan (this "Plan") is to  provide a means whereby selected employees, directors, officers, agents, consultants, attorneys and advisors of HyperDynamics Corporation (the "Company"), or of any parent or subsidiary thereof, may be granted shares of common stock; or incentive stock options and/or nonqualified stock options to purchase the Common Stock of the Company, provided that bona fide services shall be rendered by consultants attorneys or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. Further this Plan is to provide a means to attract and retain the services or advice of such employees, directors, officers, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.

2.	Definitions. The following definitions shall apply to this Plan:

(a)	"Board" means the board of directors of the Company.

(b)	"Code" means the Internal Revenue Code of 1986, as amended.

(c)
"Committee" means the Compensation Committee consisting of three or more persons appointed by the Board. If no Committee is appointed, the term "Committee" means the Board, except in those instances where the text clearly indicated otherwise.

(d)	"Common Stock" means the Common Stock, par value $0.001 per share of the Company or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 12 herein.

(e)	"Company" means HyperDynamics Corporation, a Delaware Corporation.

(f)
"Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between the Company, its parent, its subsidiaries or its successors.

(g)	"Date of Grant" means the date on which the Committee grants an Option.

(h)	"Director" means any member of the Board of Directors of the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(i)	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

(j)
"Employee" means any person employed on an hourly or salaried basis by the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company or any Consultant or Advisor who contributes materially to the success and profitability of the Company, provided that the services rendered by the Consultant or Advisor must not be in connection with the offer or sale of securities in a capital-raising transaction.

(k)
"Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

(l)
"Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a parent or subsidiary of the Company or a predecessor corporation of any such corporation.

(m)	"Nonstatutory Option" shall have the meaning as used in Section 8 herein.

(n)	"Option" means a stock option granted pursuant to the Plan.

(o)	"Option Period" means the period beginning on the Date of Grant and ending on the day prior to the fifth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

(p)	"Optionee" means an Employee or Director who receives an Option.

(q)	"Parent" means any corporation which owns 50% or more of the voting securities of the Company.

(r)	"Plan" means this Stock Option Plan.

(s)	"Share" means the Common Stock, as adjusted in accordance with Paragraph 12 of the Plan.

(t)	"Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

3.
Administration. This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous, written consent of the Committee.

If no Committee has been appointed, members of the Board who are either eligible for shares of common stock, or Options or have been granted shares of common stock, or Options may vote on any matters affecting the administration of the Plan or the grant of any shares of common stock, or Option pursuant to the Plan, except that no such member shall act on the granting of any shares of common stock, or Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of shares of common stock, or Options to him.

The Committee has the exclusive power to select the participants in this Plan, to establish the terms of the shares of common stock, or Options granted to each participant, and to make all other determinations necessary or advisable under the Plan. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding of all persons. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.
Shares and Shares Subject to Option. Subject to the provisions of Paragraph 12 of the Plan, the maximum aggregate number of Shares that may be issued or optioned and sold under the Plan shall be 14,000,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

5.	Participants.

(a)
Eligible Employees and Directors. Every Employee and Director and the other persons set forth in Section 1, as the Committee in its sole discretion designates, is eligible to participate in this Plan. The Committee's award of shares of common stock, or an Option to a participant in any year does not require the Committee to award shares of common stock, or an Option to that participant in any other year. Furthermore, the Committee may award different shares of common stock, or Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their shares of common stock, or Option, including, without limitation; (i) the financial condition of the Company or its Subsidiaries; (ii) expected profits for the current or future years; (iii) the contributions of a prospective participants to the profitability and success of the Company or its Subsidiaries; and (iv) the adequacy of the prospective participant's other compensation. Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

(b)
No Right of Employment. An Optionee's right, if any, to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any participant.

(c)	Eligible Consultants. From time to time the Committee may select certain consultants as eligible for the Plan.

6.	Option Requirements. Each Option granted under this Plan shall satisfy the following requirements.

(a)
Written Option. An Option shall be evidenced by a written instrument specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is to be an Incentive Stock Option or a Nonstatutory Option, and (iii) such terms and conditions consistent with the Plan as the Committee shall determine.

(b)	Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

(c)
Option Exercisability. Unless otherwise provided by the Committee on the grant of an Option, each Option shall be exercisable only as to no more than one-fourth of the total number of shares covered by the Option during each twelve-month period commencing immediately after the date the Option is granted. Notwithstanding the foregoing, an Option is exercisable only if the issuance of Shares pursuant to the exercise would be in compliance with applicable securities laws, as contemplated by Section 10 of this Plan. To the extent an Option is either unexercisable or unexercised, the unexercised portion shall accumulate until the Option both becomes exercisable and is exercised but in no case beyond the date that is five years from the date the Option is granted.

(d)
Acceleration of Vesting. Subject to the provisions of Section 7(b), the Committee may, in its discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

(e)
Option Price. Except as provided in Section 7(a) and 8, the Option price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant, and except further that for Options granted to consultants, advisors and independent contractors, the exercise price of each option may be less than Fair Market Value as determined by the Committee.

(f)
Termination of Services. If the Optionee ceases Continuous Service for any reason other than death, disability, or retirement on or after age 65 of the Optionee, all Options held by the Optionee shall lapse immediately following the last day that the Optionee is employed by the Company, on the effective date of the termination of his services to the Company. On the grant of an Option, the Committee may, in its discretion, extend the time during which the Option may be exercised after termination of services. Any such Option shall lapse at the end of the period established by the Committee for exercise after termination of services. The Option may be exercised on such termination date, subject to any adjustment under Section 6(d) and 12.

(g)
Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 6(d) and 12.

(h)
Retirement. If the Optionee retires on or after attaining age 65, the Option shall lapse at the earlier of the end of the Option Period or three months after the date of retirement; provided, however, the Option can be exercised only for the number of Shares for which it could have been exercised on the retirement date, subject to any adjustment under Sections 6(b) and 12.

(i)
Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 6(d) and 12.

7.	Incentive Stock Options. Any Options intended to qualify as an Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

(a)
Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

(b)
Maximum Option Grants. The aggregate Fair Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

(c)
Exercise of Incentive Stock Options. No disposition of the shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such Incentive Stock Option.

8.
Nonstatutory Options. Any Option not intended to qualify as an Incentive Stock Option shall be a nonstatutory Option. Nonstatutory Options shall satisfy each of the requirements of Section 6 of the Plan.

9.
Method of Exercise. An Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to paragraph 11 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

10.
Taxes, Compliance with Law; Approval of Regulatory Bodies. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 10 of the Plan. Each Option may not be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

11.	Assignability. An Option granted under this Plan is not transferable except by will or the laws of descent.

12.
Adjustment Upon Change of Shares. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

13.
Liability of the Company. The Company, its parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.	Expenses of Plan. The Company shall bear the expenses of administering the Plan.

15.	Duration of Plan. shares of common stock, or Options may be granted under this Plan only within 20 years from the effective date of this Plan.

16.	Amendment of Plan. This Plan may be amended by the Committee in accordance with the provisions of Paragraph 3.

17.	Applicable Law. The validity, interpretation, and enforcement of this Plan are governed in all respects by the laws of Delaware and the United States of America.

18.	Effective Date. The effective date of this Plan shall be May 7, 1997.

Exhibit “B”

HYPERDYNAMICS CORPORATION
2008 RESTRICTED STOCK AWARD PLAN

1.
Purpose. The purpose of the 2008 Restricted Stock Award Plan (this "Plan") is to  provide a means whereby selected employees, directors, officers, agents, consultants, attorneys, vendors, and advisors of HyperDynamics Corporation (the "Company"), or of any parent or subsidiary thereof, may be granted shares of common stock; or incentive stock options and/or nonqualified stock options; or warrants to purchase the Common Stock of the Company.  Further this Plan is to provide a means to attract and retain the services or advice of such employees, directors, officers, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.

2.	Definitions. The following definitions shall apply to this Plan:

(a)	"Board" means the board of directors of the Company.

(b)	"Code" means the Internal Revenue Code of 1986, as amended.

(c)
"Committee" means the Compensation Committee consisting of three or more persons appointed by the Board. If no Committee is appointed, the term "Committee" means the Board, except in those instances where the text clearly indicated otherwise.

(d)	"Common Stock" means the Common Stock, par value $0.001 per share of the Company or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 12 herein.

(e)	"Company" means HyperDynamics Corporation, a Delaware Corporation.

(f)
"Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between the Company, its parent, its subsidiaries or its successors.

(g)	"Date of Grant" means the date on which the Committee grants an Option.

(h)	"Director" means any member of the Board of Directors of the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(i)	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

(j)
"Employee" means any person employed on an hourly or salaried basis by the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company or any Consultant or Advisor who contributes materially to the success and profitability of the Company.

(k)
"Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

(l)
"Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a parent or subsidiary of the Company or a predecessor corporation of any such corporation.

(m)	"Nonstatutory Option" shall have the meaning as used in Section 8 herein.

(n)	"Option" means a stock option or warrant granted pursuant to the Plan.

(o)	"Option Period" means the period beginning on the Date of Grant and ending on the day prior to the fifth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

(p)	"Optionee" means a Participant who receives an Option.

(q)	"Parent" means any corporation which owns 50% or more of the voting securities of the Company.

(r)	"Plan" means this Restricted Stock Award Plan.

(s)	"Share" means the Common Stock, as adjusted in accordance with Paragraph 12 of the Plan.

(t)	"Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

3.
Administration. This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous, written consent of the Committee.

If no Committee has been appointed, members of the Board who are either eligible for shares of common stock, or Options or have been granted shares of common stock, or Options may vote on any matters affecting the administration of the Plan or the grant of any shares of common stock, or Option pursuant to the Plan, except that no such member shall act on the granting of any shares of common stock, or Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of shares of common stock, or Options to him.

The Committee has the exclusive power to select the participants in this Plan, to establish the terms of the shares of common stock, or Options granted to each participant, and to make all other determinations necessary or advisable under the Plan. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding of all persons. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.
Shares and Shares Subject to Option. Subject to the provisions of Paragraph 12 of the Plan, the maximum aggregate number of Shares that may be issued or optioned and sold under the Plan shall be 3,000,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

5.	Participants.

(a)
Eligible Employees and Directors. Every Employee and Director and the other persons set forth in Section 1, as the Committee in its sole discretion designates, is eligible to participate in this Plan. The Committee's award of shares of common stock, or an Option to a participant in any year does not require the Committee to award shares of common stock, or an Option to that participant in any other year. Furthermore, the Committee may award different shares of common stock, or Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their shares of common stock, or Option, including, without limitation; (i) the financial condition of the Company or its Subsidiaries; (ii) expected profits for the current or future years; (iii) the contributions of a prospective participants to the profitability and success of the Company or its Subsidiaries; and (iv) the adequacy of the prospective participant's other compensation. Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

(b)
No Right of Employment. An Optionee's right, if any, to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any participant.

(c)	Eligible Consultants. From time to time the Committee may select certain consultants as eligible for the Plan.

(d)	Eligible Vendors. From time to time the Committee may select certain vendors as eligible for the Plan.

6.	Option Requirements. Each Option granted under this Plan shall satisfy the following requirements.

(a)
Written Option. An Option shall be evidenced by a written instrument specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is to be an Incentive Stock Option or a Nonstatutory Option, and (iii) such terms and conditions consistent with the Plan as the Committee shall determine.

(b)	Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

(c)
Option Exercisability. Unless otherwise provided by the Committee on the grant of an Option, each Option shall be exercisable only as to no more than one-fourth of the total number of shares covered by the Option during each twelve-month period commencing immediately after the date the Option is granted. Notwithstanding the foregoing, an Option is exercisable only if the issuance of Shares pursuant to the exercise would be in compliance with applicable securities laws, as contemplated by Section 10 of this Plan. To the extent an Option is either unexercisable or unexercised, the unexercised portion shall accumulate until the Option both becomes exercisable and is exercised but in no case beyond the date that is five years from the date the Option is granted.

(d)
Acceleration of Vesting. Subject to the provisions of Section 7(b), the Committee may, in its discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

(e)
Option Price. Except as provided in Section 7(a) and 8, the Option price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant, and except further that for Options granted to consultants, advisors and independent contractors, the exercise price of each option may be less than Fair Market Value as determined by the Committee.

(f)
Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 6(d) and 12.

(j)	Restrictive Legend. Each certificate evidencing Stock or Options subject to Award shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award.

(k)
Purchase for Investment.  The Committee shall have the right to require that each Participant, and each person into whose name shares of Common Stock shall be issued pursuant to the Plan, represent and agree that any and all shares of Common Stock of the Company purchased pursuant to an Option or awarded to the Participant will be purchased for investment and not with a view to the distribution or resale thereof or that such shares will not be sold.

(l)
Registration rights.  The securities issuable under this Plan have not been registered under the Securities Act of 1933, as amended (“the Act”).  Holders of Registerable Securities hereunder shall not have any registration rights for the securities issuable under this Plan or the Common Stock underlying the Options.

7.	Incentive Stock Options. Any Options intended to qualify as an Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

(a)
Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

(b)
Maximum Option Grants. The aggregate Fair Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

(c)
Exercise of Incentive Stock Options. No disposition of the shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such Incentive Stock Option.

8.
Nonstatutory Options. Any Option not intended to qualify as an Incentive Stock Option shall be a nonstatutory Option. Nonstatutory Options shall satisfy each of the requirements of Section 6 of the Plan.

9.
Method of Exercise. An Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to paragraph 11 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

10.
Taxes, Compliance with Law; Approval of Regulatory Bodies. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 10 of the Plan. Each Option may not be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

11.	Assignability. An Option granted under this Plan is not transferable except by will or the laws of descent.

12.
Adjustment Upon Change of Shares. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

13.
Liability of the Company. The Company, its parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.	Expenses of Plan. The Company shall bear the expenses of administering the Plan.

15.	Duration of Plan. shares of common stock, or Options may be granted under this Plan only within 10 years from the effective date of this Plan.

16.	Amendment of Plan. This Plan may be amended by the Committee in accordance with the provisions of Paragraph 3.

17.	Applicable Law. The validity, interpretation, and enforcement of this Plan are governed in all respects by the laws of Delaware and the United States of America.

18.	Effective Date. The effective date of this Plan shall be February 20, 2008.

SUPPLEMENTARY INFORMATION

Hyperdynamics will register the stock underlying the Stock and Stock Option Plan using Form S-8 as soon as practicable after shareholder approval of Proposal 3 is received.

Hyperdynamics does not intend to register the stock underlying the 2008 Restricted Stock Award Plan.  The stock to be issued will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.